UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2004

MINUTEMAN INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Illinois	0-15582	36-2262931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 South Rohlwing Road, Addison, Illinois		60101
(Address of principal offices)		(Zip Code)

(630) 627-6900

Registrant’s telephone number including area code

(Former name or former address, if changed since last report):  Not applicable

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐ Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐ Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01 – Other Events

Minuteman International, Inc. (“Minuteman”) today announced that its shareholders, voting at a special meeting held November 8, 2004, approved the Agreement and Plan of Merger, dated July 8, 2004 (the “Merger Agreement”), by and among Minuteman, MMAN Acquisition Corp. (“Merger Sub”) and Hako-Werke International, Inc. (“Hako”),  and the merger of Merger Sub with and into Minuteman (the “Merger”) pursuant thereto.  The Merger was consummated immediately following the special meeting in accordance with the Merger Agreement.

Minuteman’s press release announcing shareholder approval of the Merger Agreement and the Merger, and the consummation of the Merger, is attached as Exhibit 99.1 hereto.

Item 9.01 — Financial Statements and Exhibits

(c)  Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

99.1	Press Release, dated November 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINUTEMAN INTERNATIONAL, INC. (Registrant)

	By:	/s/ Gregory J. Rau
Gregory J. Rau
President and Chief Executive Officer

Dated: November 8, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated November 8, 2004